UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 30, 2006


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 0-24363                      33-0102707
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            file number)               Identification No.)


              100 N. CRESCENT DRIVE BEVERLY HILLS, CALIFORNIA 90210
                    (Address of principal executive offices)


      (Registrant's telephone number, including area code): (310) 432-1958


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [_]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

Starting on December 1, 2006 and through December 15, 2006, Interplay Entertainment Corp. will give a slide show presentation during meetings with various European qualified investors. The slide show presentation is attached hereto as exhibit 99.1 and is incorporated herein by reference.

As announced by the Company on November 20, 2006 the Company has engaged a Paris based investment bank to conduct an offshore Private Placement of its common stock. The securities offered will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Statements contained in this presentation except for historical information are forward-looking statements that are based on current expectations and involve risk and uncertainties. Without limiting the generality of the foregoing, projections, estimates and proposals as well as words such as "may," will," "expect.," "believe," "anticipate," "intend," "could," "estimate," or "continue" or the negative or the variations thereof or comparable terminology are intended to identify forward-looking statements. The risks and uncertainties inherent in such statements may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements.
Specifically, there can be no assurance that the Company will complete a financing transaction, or any other strategic transaction on favorable terms or at all. Additionally important factors that may cause a difference between projected and actual results for the Company are discussed in the Company's filings from time to time with the U.S. Securities and Exchange Commission, including but not limited to the Company's annual reports on form 10-K, subsequent quarterly filings on Form 10-Q and current reports on Form 8-K. The Company disclaims any obligation to revise or update any forward-looking statements that may be made from time to time by it or on its behalf.


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


Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

99.1 Slide Show Presentation first presented by Interplay Entertainment Corp. on December 1, 2006.

The information in item 7.01 of this current report on form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purpose of Section 18 of the Securities act of 1934, as amended, or otherwise subject to the liabilities of that section, nor it be deemed incorporated by reference in any filing under Securities Act of 1933, as amended.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERPLAY ENTERTAINMENT CORPORATION
                                       (Registrant)


DATE: November 30, 2006                BY      /S/ HERVE CAEN
                                          -----------------------------------
                                          Herve Caen
                                          Chief Executive Officer and Interim
                                          Chief Financial Officer


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